Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report of TRUBION PHARMACEUTICALS, INC. on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, our financial condition and results of operations as of the dates and for the periods expressed in the Report.
Date: November 12, 2007

/s/ Peter A. Thompson, M.D., FACP

Name: Peter A. Thompson, M.D., FACP
Title: President and Chief Executive Officer

/s/ Michelle G. Burris

Name: Michelle G. Burris
Title: Senior Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)